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                                                                   Exhibit 10(b)

                            FOURTH AMENDMENT TO THE
                            MCDONALD'S CORPORATION
                            PROFIT SHARING PROGRAM


     The McDonald's Corporation Profit Sharing Program (the "Program"), as amended and restated effective January 1, 1996, is hereby amended, effective January 1, 1997, except as otherwise specifically provided herein, as follows:

                                       I

     The following shall be added to Section 1.30 at the end thereof:

     (d) In lieu of determining which individuals are Highly Compensated Employees as provided in Section 1.30(a) for the Plan Year beginning in 1997, the Committee may elect to consider as Highly Compensated each Participant who performs services as an employee for an Employer, Commonly Controlled Entity or member of an Affiliated Service Group during the Plan Year and who, during the Plan Year;

          (1)  was at any time a Five Percent Owner; and

          (2)  received Considered Compensation in excess of $80,000 for 1997.

                                      II

     Effective July 1, 1997, the following paragraph (5) shall be added to
Section 1.31(b):

          (5) Each restaurant management and staff employee who became an employee of Restaurant Acquisition Corp., McDonald's Corporation or an other Employer on February 14, 1997 as a result of the Roy Roger's acquisition ("Acquisition Employees") shall be credited with Hours of Service for each calendar year during which he was employed by Hardee's Food Systems, Inc. ("Hardee's") or a member of a controlled group with Hardee's. In determining the Hours of Service to be credited to Acquisition Employees, the Plan Administrator shall rely on available information and, as necessary, shall make good faith estimates based upon available information and records. Such service shall be credited to each Acquisition Employee effective July 1, 1997.

                                      III

     Section 4.1(c) shall be deleted and replaced by the following:

          (c) Required Actual Contribution Percentage Test and Adjustment. The Average ACP for the group of Highly Compensated Employees for a Plan Year shall bear a relationship to the Average ACP for all Non-highly Compensated Employees for the
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     preceding Plan Year for Plan Years beginning in 1997 and thereafter, which meets either of the following tests ("Required ACP Test"):

               (1) The Average ACP for the preceding Plan Year for Plan Years beginning in 1997 and thereafter for the group of Participants who are Non-highly Compensated Employees multiplied by 1.25 is greater than or equal to the Average ACP for the Plan Year for the Highly Compensated Employees; or

               (2) The excess of the Average ACP for the Plan Year for the group of Highly Compensated Employees who are Active Participants over the Average ACP for the preceding Plan Year for Plan Years beginning in 1997 and thereafter of all Non-highly Compensated Employees who are Active Participants is not more than 2 percentage points, and the Average ACP for the Plan Year for the group of Highly Compensated Employees who are Active Participants is not more than the Average ACP for the preceding Plan Year for Plan Years beginning in 1997 and thereafter of all Non-highly Compensated Employees who are Active Participants multiplied by 2.

          For Plan Years beginning in 1998 and thereafter, the above Required ACP Test may be applied by using the Average ACP for Non-highly Compensated Employees for the current Plan Year if the Committee so elects: provided that once made such an election may not be changed except as provided by the Secretary of the Treasury.

          If the Required ACP Test for a Plan Year is not met and, if the Company does not elect to make Special Section 401(k) Employer Contributions or to count Participant Elected Contributions for purposes of the Required ACP test with respect to the Plan Year sufficient to result in the Required ACP test being passed, then the Committee shall reduce Employer Matching Contributions and Forfeitures (which for this purpose shall include any Participant Elected Contributions counted in the Required ACP Test) that Active Participants who are Highly Compensated Employees for the Plan Year (or a portion of such Active Participants) may defer in the following steps:

          Step 1: The Committee shall first determine the dollar amount of the reductions which would have to be made to the Employer Matching Contributions and Forfeitures of Highly Compensated Employees who are Active Participants for the Plan Year in order that the Average ACP of the Highly Compensated Employees would not exceed both the amounts permitted in Sections 4.1(c)(1) and (c)(2). Such amount shall be calculated by first determining the dollar amount by which the Employer Matching Contributions and Forfeitures of the Highly Compensated Employees who have the highest Actual Contribution Percentage would have to be reduced until the first to occur of: (i) such Employees' Actual Contribution Percentage, after the reductions made under Section 5.2(b), would become tied with the Actual Contribution Percentage of one or more other Highly Compensated Employees or (ii) the Average ACP of all of the Highly Compensated Employees, as recalculated after the reductions made under this Step 1, no longer would exceed the amounts permitted in both Sections 4.1(c)(1) and (c)(2). Then,

                                      -2-
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     unless the Average ACP of the Highly Compensated Employees, as recalculated after the reductions made under this Step 1, no longer exceeds the amounts permitted in both Sections 4.1(c)(1) and (c)(2), the reduction process shall be repeated by determining the dollar amount of reductions which would have to be made to the Employer Matching Contributions and Forfeitures of the group of Highly Compensated Employees who after all prior reductions made in this Step 1 would have the highest Actual Contribution Percentage until the first to occur of: (iii) the Actual Contribution Percentage, after the prior reductions made in this Step 1, of each person in such group becomes tied with that of one or more other
     Highly Compensated Employees or (iv) the Average ACP of all of the Highly Compensated Employees, after the prior reductions, no longer would exceed the amounts permitted in both Sections 4.1(c)(1) and (c)(2). This process is repeated until the Average ACP of all of the Highly Compensated Employees, after all reductions, would no longer exceed the amounts permitted in both Sections 4.1(c)(1) and (c)(2).

          Step 2. Next, the Committee shall determine the total dollar amount of reductions to the Employer Matching Contributions and Forfeitures calculated under Step 1 ("Total Excess Contributions").

          Step 3. Finally, the Committee shall reduce the Employer Matching Contributions and Forfeitures of the Highly Compensated Employees with the highest dollar amount of Employer Matching Contributions and Forfeitures by the lesser of the amount which either: (i) causes such Highly Compensated Employees' Employer Matching Contributions and Forfeitures to equal the dollar amount of the Employer Matching Contributions and Forfeitures of the Highly Compensated Employees with the next highest dollar amount of Employer Matching Contributions and Forfeitures or (ii) reduces the Highly Compensated Employee's Employer Matching Contributions and Forfeitures by the Total Excess Contributions. Then, unless the total amount of reductions made to Highly Compensated Employees' Employer Matching Contributions and Forfeitures under this Step 3 equals the amount of Total Excess Contributions, the reduction process shall be repeated by reducing the Employer Matching Contributions and Forfeitures of the group of Highly Compensated Employees with the highest dollar amount of Employer Matching Contributions and Forfeitures, after the prior reductions made in this Step 3, by the lesser of the amount which either: (iii) causes such Highly Compensated Employees' Employer Matching Contributions and Forfeitures made in this Step 3 to equal the dollar amount of the Employer Matching Contributions and Forfeitures of other Highly Compensated Employees with the next highest dollar amount of Employer Matching Contributions and Forfeitures or (iv) causes total reductions to equal the Total Excess Contributions. This process is repeated with each successive group of Highly Compensated Employees with the highest dollar amount, after the prior reductions of the Employer Matching Contributions and Forfeitures made under this Step 3 until the total reductions equal the Total Excess Contributions.

          The Committee shall reduce and distribute Employer Matching Contributions and Forfeitures equal to the Total Excess Contributions for the Plan Year and any income, gains or losses attributable thereto, as determined in accordance with Section 5.3, to

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     Highly Compensated Employees as determined in Step 3 after the end of the
     Plan Year with respect to which such reduced Employer Matching Contributions and Forfeitures were made.

          If any Employer Matching Contributions are reduced hereunder, such reduced amounts shall become a Forfeiture and shall be allocated to other Participants' Employer Matching Contribution Accounts in proportion to the Employer Matching Contributions and any Forfeitures allocated to such accounts pursuant to Sections 7.2(a) and (b).

                                      IV

     Section 5.2(e) is hereby deleted and replaced by the following:

          (e) Required ADP Test. The Average ADP for eligible Highly Compensated Employees for the Plan Year bears a relationship to the Average ADP for all Non-highly Compensated Employees for the preceding Plan Year for Plan Years beginning in 1997 and thereafter, which meets either of the following tests ("Required ADP Test"):

               (1) The Average ADP for the preceding Plan Year for the group of Active Participants who are Non-highly Compensated Employees multiplied by 1.25 is greater than or equal to the Average ADP for the Plan Year for the Highly Compensated Employees; or

               (2) The excess of the Average ADP for the Plan Year for the group of Highly Compensated Employees who are Active Participants over the Average ADP for the preceding Plan Year of all Non-highly Compensated Employees who are Active Participants is not more than 2 percentage points, and the Average ADP for the Plan Year for the group of Highly Compensated Employees who are Active Participants is not more than the Average ADP for the preceding Plan Year of all Non-highly Compensated Employees who are Active Participants multiplied by 2.

          For Plan Years beginning in 1998 and thereafter, the above Required ADP Test may be applied by using the Average ADP for Non-highly Compensated Employees for the current Plan Year if the Committee so elects; provided that once made such an election may not be changed except as provided by the Secretary of the Treasury.

          If the Required ADP Test for a Plan Year is not met and, if the Company does not elect to make Special Section 401(k) Employer Contributions or to count Employer Matching Contributions and Forfeitures for purposes of the ADP test with respect to the Plan Year sufficient to result in the Required ADP Test being passed, then the Committee shall reduce Participant Elected Contributions (which for this purpose shall include any Employer Matching Contributions and Forfeitures counted in the Required ADP Test) and any Employer Matching Contributions and Forfeitures allocated with respect to reduced Participant Elected Contributions that Active Participants who are Highly Compensated

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     Employees for the Plan Year (or a portion of such Active Participants) may defer in the following steps:

          Step 1: The Committee shall first determine the dollar amount of the reductions which would have to be made to the Participant Elected Contributions of Highly Compensated Employees who are Active Participants for the Plan Year in order that the Average ADP of the Highly Compensated Employees would not exceed the amounts permitted in both Sections 5.1(e)(1) and (e)(2). Such amount shall be calculated by first determining the dollar amount by which the Participant Elected Contributions of Highly Compensated Employees who have the highest Actual Deferral Percentage would have to be reduced until the first to occur of: (i) such Employees' Actual Deferral Percentage, after the reductions under Section 5.2(b), would become tied with the Actual Deferral Percentage of one or more other Highly Compensated Employees or (ii) the Average ADP of all of the Highly Compensated Employees, as recalculated after the prior reductions under Section 5.2(b), no longer would exceed the amounts permitted in both Sections 5.1(e)(1) and
     (e)(2). Then, unless the recalculated Average ADP of the Highly Compensated Employees no longer exceeds the amounts permitted in both Sections 5.1(e)(1) and (e)(2), the reduction process shall be repeated by determining the amount of reductions which would have to be made to the Participant Elected Contributions of Highly Compensated Employees who after all prior reductions would have the highest Actual Deferral Percentage until the first to occur of: (iii) the Actual Deferral Percentage, after the prior reductions under Sections 5.2(b), 4.2(c) and this Step 1, of each person in such group becomes tied with that of one or more other Highly Compensated Employees or (iv) the Average ADP of all of the Highly Compensated Employees, after the prior reductions, no longer would exceed the amounts permitted in both Sections 5.1(e)(1) and (e)(2). This process is repeated until the Average ADP of all of the Highly Compensated Employees, after all reductions, would no longer exceed the amounts permitted in both Sections 5.1(e)(1) and (e)(2).

          Step 2. Determine the total dollar amount of reductions to the Participant Elected Contributions calculated under Step 1 ("Total Excess Deferrals").

          Step 3. The Participant Elected Contributions (which for this purpose shall include any other contributions counted for purposes of calculating the Required ADP Test) of the Highly Compensated Employees with the highest dollar amount of Participant Elected Contributions shall be reduced by the lesser of the dollar amount which either (i) causes such Highly Compensated Employees' Participant Elected Contributions to equal the dollar amount of the Participant Elected Contributions of the Highly Compensated Employees with the next highest dollar amount of Participant Elected Contributions or
     (ii) reduces the Highly Compensated Employee's Participant Elected Contributions by the Total Excess Contributions. Then, unless the total amount of reductions made to Highly Compensated Employees' Participant Elected Contributions under this Step 3 equals the amount of the Total Excess Deferrals, the reduction process shall be repeated by reducing the Participant Elected Contributions of the group of Highly Compensated Employees with the highest dollar amount of Participant Elected Contributions, after the prior

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     reductions made in this Step 3, by the lesser of the amount which either:
     (iii) causes such Highly Compensated Employees' Participant Elected Contributions after reductions made in Section 5.2(b) and made in this Step 3 to equal the dollar amount of the Participant Elected Contributions of the Highly Compensated Employees with the next highest dollar amount of Participant Elected Contributions or (iv) causes total reductions to equal the Total Excess Contributions. This process is repeated with each successive group of Highly Compensated Employees with the highest dollar amount, after the prior reductions, of the Participant Elected Contributions until the total reductions made under this Step 3 equal the Total Excess Contributions.

          The Committee shall reduce and distribute the Total Excess Deferrals for the Plan Year and any income, gains or losses attributable thereto, as determined in accordance with Section 5.3, to Highly Compensated Employees as determined under Step 3 after the end of the Plan Year with respect to which such reduced Participant Elected Contributions were made.

          If Employer Matching Contributions and any Forfeitures allocated with respect to Participants' Participant Elected Contributions are included in calculating the Average ADP for a Plan Year, any such contributions reduced hereunder shall be distributed to Participants in the same manner as Participant Elected Contributions are distributed (including any income allocable thereto). If Employer Matching Contributions and any Forfeitures allocated with respect to Participants' Participant Elected Contributions are not included in calculating the Average ADP for the Plan Year, any amount of Employer Matching Contributions and any Forfeitures allocated therewith which are reduced hereunder because such contributions were originally allocated with respect to Participant Elected Matched Contributions which are reduced to meet the above tests shall become a Forfeiture and shall be allocated to other Participants' Employer Matching Contribution Accounts in proportion to the Employer Matching Contributions and any Forfeitures allocated therewith to such accounts pursuant to Sections 7.2(a) and (b).

                                       V

     Effective January 1, 1998, Section 10.8 shall be amended to read as follows:

     10.8 Investment Election with Regard to a Participant's Profit Sharing, Diversification, Investment Savings and Rollover Accounts. Once each month effective the first day of the next calendar month (or on such more frequent basis as the Committee shall permit), each Participant shall have the right to elect, on such forms and in accordance with such rules and procedures as the Committee may from time to time provide, to have each of (a) his Profit Sharing Account (including any amounts which have previously been invested in the Profit Sharing McDonald's Common Stock Fund pursuant to Section 10.7) and his Diversification Accounts, if any, (b) his Investment Savings Account, or (c) his Rollover Account invested in the Diversified Stock Fund, the Money Market Fund, the Profit Sharing McDonald's Common Stock Fund, the Insurance Contract Fund, the Multi-Asset Fund or other similar fund designated from time to time by the Committee or in any combination of them; provided that amounts which have been invested in the

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Profit Sharing McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing McDonald's Common Stock Fund until a new investment election made by the Participant in accordance with this Section
10.8 is effective.

     If a Participant makes a Leveraged ESOP Diversification Election, Participant Elected Contribution Account Diversification Election, or McDESOP Diversification Election in accordance with Section 10.10, his Diversification Account, if any, shall be invested in accordance with his Profit Sharing Account investment election in effect at the time his diversification election is effective or in accordance with Section 10.9(a) if no such investment election is in effect and shall be invested in accordance with any subsequently effective Investment Election as provided above. The Participant's election as to the percentage of his Profit Sharing Account and Diversification Account to be invested in each Investment Fund, shall be made in increments of 10 percent (10%) up to 100 percent (100%). A Participant may elect to invest as much as 100% of his Profit Sharing Account and Diversification Account in the Profit Sharing McDonald's Common Stock Fund. Subject to Section 10.7, a Participant's investment election shall be effective until his next investment election is effective.

                                      VI

     Section 10.10(b) is hereby amended to read as follows:

          (b)  Diversification of McDESOP Contributions.

               (1) Future Participant Elected Contributions. Effective before January 1, 1998, a Participant may make an election ("McDESOP Future Contribution Diversification Election") with respect to his future Participant Elected Contributions to have up to 100 percent of the amount of such contributions, in increments of 5 percent, credited to his McDESOP Diversification Account. Once a Participant has made such a McDESOP Future Contribution Diversification Election, he may, with respect to periods before January 1, 1998, change his election with respect to future Participant Elected Contributions, subject to
          Section 10.11, but each such change shall only effect Participant Elected Contributions made to the Program after the date the election is effective and before the date a new McDESOP Future Contribution Diversification Election becomes effective. Effective January 1, 1998, no further McDESOP Future Contribution Diversification Elections may be made. However, any such elections which are in effect on January 1, 1998 shall remain in effect until the Participant makes a Participant Elected Contribution Account Diversification Election as provided in
          Section 10.10(b)(2).

               (2) Participant Elected Contributions Accounts. Effective on or after January 1, 1998, a Participant may make an election ("Participant Elected Contribution Account Diversification Election") with respect to the amount in his Participant Elected Contribution Account (including his Participant Elected Contributions and the earnings credited thereon in the Participant's McDESOP

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          Diversification Account) to have up to 100 percent of such total amount on the Valuation Date on which the diversification occurs, in increments of 5 percent, credited to his McDESOP Diversification Account. A Participant may make a Participant Elected Contribution Account Diversification Election with respect to his Participant Elected Contribution Account (including his Participant Elected Contributions and the earnings credited thereon to the Participant's McDESOP Diversification Account) in accordance with such rules and procedures as the Committee shall from time to time establish.

               Once a Participant has made a Participant Elected Contribution Account Diversification Election which selects a percentage of diversification which is higher than the percentage of the Participant's Participant Elected Contribution Account which has been transferred to the Participant's McDESOP Diversification Account, a transfer shall be made, as of the Valuation Date with respect to which such election is effective, to his McDESOP Diversification Account to achieve the percentage of diversification elected with respect to his Participant Elected Contribution Account (including his Participant Elected Contributions and the earnings thereon credited to the Participant's McDESOP Diversification Account) and, thereafter, the elected percentage of his future Participant Elected Contributions shall be transferred to his McDESOP Diversification Account, subject to Section 10.11.

               However, if a Participant makes a Participant Elected Contribution Account Diversification Election which selects a percentage of diversification which is equal to or less than the percentage of the Participant's Participant Elected Contribution Account which is credited to the Participant's McDESOP Diversification Account, no transfer shall be made from the McDESOP Diversification Account to the portion of the Participant's Participant Elected Contribution Account held in the McDESOP Trust. In addition, future Participant Elected Contributions shall be credited to the Participant's McDESOP Diversification Account in the percentage of diversification elected only after the percentage of the Participant's Participant Elected Contributions (including his Participant Elected Contributions and the earnings thereon credited to his McDESOP Diversification Account) which is credited to his McDESOP Diversification Account is reduced to the diversification percentage elected by the Participant.

               If a Participant makes a McDESOP Diversification Election, such election, as from time to time in effect, shall thereafter control the amount of diversification in the Participant's McDESOP Accounts and any election made under this Section 10.10(b) shall have no effect after the date of his first McDESOP Diversification Election.

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                                      VII

     Effective September 1, 1997, Sections 11.2(g), (h) and (i) are hereby amended to read as follows:

          (g) McDESOP Accounts. A Participant's vested balances in his Participant Elected Contribution Account, Employer Matching Contribution Account and McDESOP Diversification Account shall be distributed in cash unless the Participant (or his Beneficiary) elects, at such time and in accordance with such procedures as the Committee shall from time to time permit, with respect to the portions of such accounts invested in McDonald's common stock, whether held in the Profit Sharing McDonald's Common Stock Fund or the McDESOP McDonald's Common Stock Fund, to receive a distribution in shares of McDonald's common stock.

          (h) Leveraged ESOP Accounts. A Participant's vested balances in his Leveraged ESOP Accounts and his Leveraged ESOP Diversification Account shall be distributed in cash unless the Participant (or his Beneficiary) elects, at such time and in accordance with such procedures as the Committee shall from time to time permit, with respect to the portions of such accounts invested in Company Stock, whether held in the Profit Sharing McDonald's Common Stock Fund or the Leveraged ESOP portion of the Trust to receive a distribution in shares of McDonald's common stock.

          (i) Stock Sharing Accounts. A Participant's vested balances in his Stock Sharing Accounts shall be distributed in cash unless the Participant (or his Beneficiary) elects, at such time and in accordance with such procedures as the Committee shall from time to time permit, with respect to the portions of such accounts invested in McDonald's common stock to receive a distribution in shares of McDonald's common stock.

                                     VIII

     Effective January 1, 1998, Sections 11.1, 11.11 and 11.13 shall be amended to substitute $5,000 for $3,500 or $3,500 each place it appears therein.

                                      IX

     Except as amended herein the Program as previously amended shall remain in full force and effect.

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     Executed in multiple originals this 19th day of December, 1997.


                              McDONALD'S CORPORATION



                              By:   Stanley R. Stein
                                    ----------------------------------

                              Its:  Executive Vice President
                                    ----------------------------------



                              By:   Carleton D. Pearl
                                    ----------------------------------

                              Its:  Senior Vice President and Treasurer
                                    -----------------------------------

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